Exhibit 99.1

Interface, Inc. Investor Presentation June 2007

This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk Factors” included in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements. Forward Looking Statements

Daniel Hendrix•President and Chief Executive Officer Patrick Lynch•Senior Vice President and Chief Financial Officer Management Team

Investment Thesis, Why Interface …?Carpet Tile has reached the “tipping point” in the commercial market as acceptance has increased in ALL segments and Interface is the largest modular player globally …A secular shift is happening. The U.S. and Europe office market has begun to rebound-Indications are that we are in the early days (second year) of the recovery with tremendous pent-up demand, which is creating a robust office market Interface continues to achieve record levels of profitability in it’s worldwide modular businesses despite a modestly recovering office market in the U.S. and Europe Interface is in the early stages of realizing momentum in the Bentley Prince Street business and expectations are for a continued improvement in profitability Interface’s “first mover” status in the emerging markets positions us to benefit from growth in India, China, Eastern Europe, Middle East and South America The marketplace is rewarding our position on sustain ability as companies in many industries scramble to become “greener”123456

The Office Market Rebound Continues … 5in ppt 0 2000 4000 6000 8000 10000 12000 14000 16000 80 82 84 86 88 90 92 94 96 98 00 02 04 06 Corporate Office(1990 - 2006) 0 300 600 900 1200 1500 1800 90 92 94 96 98 00 02 04 06 - 20%-10% 0% 10% 20% 30% Offices 50 125 200 275 350 425 80 82 84 86 88 90 92 94 96 98 00 02 04 06 Millions of Square Feet U.S. Office Construction1980 -2006 0510152025 84 86 88 90 92 94 96 98 00 02 04 06 Downtown Suburban U.S. Office Vacancy Rates CB Richard Ellis U.S. Office Vacancy Rates1984 -2006Source: U.S. Census Bureau, CB Richard Ellis, BIFMA.U.S. Office Furniture Market TTM Shipments1995 -2007FU.S. Corporate Profits & Growth1990 -Present08F06F

Interface Brands •To be divested; we expect closing of sale in Q3 2007•Largest commercial carpet manufacturer located on the West Coast -Full-service floorcovering provider•Leading brand at the high-end of the commercial specified broadloom and modular markets•Fastest growth area is in Modular carpet•The most recognized brand in Modular Flooring -Only global manufacturer of carpet tile•Worldwide leader in design and manufacturing of carpet tile -Only global manufacturer of carpet tile•Emerging MarketsFocus-China, India, South America, Middle East and Eastern Europe•Launched in 2003 -Modular carpet for the home•Offers modular flooring solutions to the residential and soft commercial markets through catalogs and retail partnerships

Interface Strategic Platforms

MODULAR Centric

- 74% of sales are Modular
- Modular is becoming the flooring of choice (secular shift)
- Strong U.S. and European corporate office market
- Becoming the standard in Asia

SEGMENTED Market Approach

- Modular carpet is expanding into other non-office segments
- Strong trends in Healthcare, Education Hospitality and Retail
- First mover to introduce carpet tile into the home

Innovation & Design Leader

- Recognized as the market leader
- Leading market positions with preeminent brands
- Leader in innovation and design

Unique Global Manufacturing Model

- Only global manufacturer of carpet tile – 4 continents
- Unique make-to-order philosophy
- Global reach with local service

Operating Leverage

- Low cost manufacturer drives operating leverage
- Ability to increase production without significant investment
- High priced debt available for pay-down

First Mover in Sustainability

- Recognized leader in sustainability
- Encourages innovative process
- Winning business every day
- Sustainability is becoming mainstream

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8 Over the Past Three Years, Interface Has Focused on its Core Modular Businesses …2007(f) Portfolio Mix(1)Core Focused2002 Portfolio MixModular Floorcoverin Other (Fabrics, Broadloom, Service, Specialty) 99% Commercial 1% Residential68% Corporate Office 32% Non-Corporate Office 90% Refurbishment 10% New Construction Interface Portfolio (2002)90% Commercial 10% Residential50% Corporate Office 50% Non-Corporate Office 90% Refurbishment 10% New Construction Overall TARGET Portfolio Modular Centric 54% 15% 46% 85%(1) Excludes FABRIC

Modular Centric Why MODULAR …? “Becoming the Flooring of Choice…” MODULAR Carpet means NO Glue, NO Pad1 MODULAR Lowers the Cost of Change2 MODULAR Produces Less Waste3MODULAR Means faster Installations4 MODULAR is Easier to Reconfigure and Maintain5 MODULAR Means Creative Freedom6

Modular Centric

Functionality and Design Create a Secular Move to Modular Carpet



($US – Millions)
U.S. Modular Carpet Sales
Specified Commercial Market
1,000
500
250
100
0
1970
1975
1980
1985
1990
1995
2000
2005
2006
Pioneering Stage
• Limited application and design
• Open office plans emerge
Functionality Stage
• Stressed the functionality of Modular Carpet
• Exploited the benefits of Modular vs. Broadloom
Liberation of Design
• Celebrating the square
• Sustainability Is introduced
• Pattern by Tile
"Tipping Point" Proliferation Stage
• Preferred interior design element
• "Becoming the Flooring of Choice" – Secular shift
• Random products merge Design with Function
Secular Shift

Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management estimates.

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Modular Centric Corporate Office Segment

Segmented Approach

Interface Changed "The Game"
Driving the Acceptance of Modular Carpet into ALL Segments

Interface U.S. Market Opportunity Expansion


0%
50%
CURRENT MODULAR PENETRATION
$ 800M
$ 25B
MARKET SIZE
Total Hard Surface Floorcovering Market
$8B
$11B
Total Residential Floorcovering Market
$22B
TOTAL Floorcovering Market
$2B
Specified Non-Corporate Office Market
$3B
Specified Commercial Soft Floorcovering Market – ALL Segments
$1B
Specified Corporate Office Segment
Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management expectations.

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Corporate Office Non-Corporate Office Modular Carpet is The “Hot Product”for the Commercial Market For The 8thYear in a Row !Modular carpet is at the Tipping Point -Becoming the flooring of choice Source: 2006 Floor Focus Magazine.2006 2005 2004 2003 2002 1 Carpet Tiles 74% 67% 58% 56% 55% 2 Cork 55% 24% 19% 14% 17% 3Stone43% 45% 31% 29% 47% 4 Area Rugs 42% 30% 20% 28% 34% 5Bamboo39% 30% 16% 21% 23% 6 Ceramic / Porcelin38% 39% 31% 33% 41% Rubber38% 33% 30% 27% 30% 7 Hardwood 34% 31% 24% 17% 30% 8Linoleum32% 31% 40% 30% 24% 9 Vinyl 17% 17% 30% 25% 31% 10 Broadloom 19% 17% 11% 12% 15% 116' Rolls 9% 11% 12% 14% 13% 12 Laminate 7% 19% 21% 10% 17% 1Nylon15% 25% 19% 20% 18% 2 Wool 22% 8% 4% 11% 13% Carpet Tile has remained the most often specified product over the last several years, and is growing. Figures reflect the number of designers who are specifying more of the products below.FibersHot ProductsU.S. Floorcovering Opportunity Specified Commercial MarketSource: Invista, Carpet and Rug Institute, Catalina Research, Inc., BMW Associates and Management estimates.21% $US50% 20% $1.1B$2.2BSegmented ApproachCarpet Tile Penetration % $1.7BOpportunity$550MOpportunity

64% 58% 54% 49% 49% 47% 36% 42% 46% 51% 51% 53% 0% 25% 50% 75% 100% 2001 2002 2003 2004 2005 2006 Segmentation Has Lessened Our Dependence on the Commercial Office MarketAmericas Modular Corporate Office vs. Non-Corporate Office Sales Mix Percentage(2001 -2006)2001-2005 U.S. Modular -Corporate Office Segment % of Sales2006 U.S. Modular -Corporate Office Segment % of SalesSegmented Approach2001-2006 U.S. Modular -Non-Corporate Office Segments % of Sales Since 2003, the U.S. Modular business has experienced over 63% of its Sales Growth from segments other than the corporate office market

Education Segment -$400M+ U.S. Opportunity Dorm RoomK-12 Education Segmented Approach

Segmented Approach Hospitality -$400+ U.S. Opportunity

Segmented Approach Hospitality -$400M+ U.S. Opportunity

Segmented Approach Entertainment Movie Theatre

Segmented Approach Entertainment Casino

Segmented Approach Healthcare -$450M+ U.S. OpportunityParker Adventist Hospital and Clarian Healthcare

Segmented Approach Retail -$400M+ U.S. Opportunity

Segmented Approach Institutional Segment -$250M+ U.S. OpportunityGovernment and Religious Establishments Government Religious Establishments

Specified Commercial "Soft" Commercial Other (Residential)Interface Introduces Modular Into the Home …Segmented Approach U.S. Specified Commercial and Residential MarketsCarpet Tile Penetration33%<1%$3.3B$10BCarpet Tile Penetration % $12 $10 $8 $6 $4 $2 $0 $US B $1B>10% With the introduction of FLOR, Interface has expanded its reach and opportunities into the “soft” commercial and the $10 billion residential markets

Recent AccomplishmentsFLOR is Creating a Category“Modular Carpet for the Home”Segmented Approach•Launched FLOR (residential brand) in Q1 2003•1,100 Lowe’s Stores•5.5 million Catalogs•250+ Target Stores -(2/07)•Martha Stewart Collection (6/07)•Disney Alliance (3/07)•KB Homes -Builder Direct (3/07)•Design Within Reach Catalog2003 -YTD 200652 Week Rolling Order TrendYTD 2007$20mmYE 2003 52 Week Rolling Orders: Weeks 1-52 2003 through YTD 2007

Segmented Approach Modular Goes in the Home …

Segmented Approach FLOR is Expanding its Retail Presence

Segmented Approach FLOR is Expanding its Retail Presence

Innovation and Design Leader

Interface Continues to be the FIRST in Innovation …

Interface INNOVATION

1. **INVENTED** carpet tile in Europe – 1950s
2. **PIONEERED** the modular concept In the U.S. – 1970s
3. **FIRST** to move away from the monolithic broadloom look for carpet tile
4. **FIRST** to introduce a make-to-order offering
5. **FIRST** in the industry to recognize the importance of sustainability
6. **FIRST** to introduce PLA (bio-based)
7. **FIRST** to introduce "random" modular products with the *i2* collection
8. **FIRST** to introduce the modular product into ALL commercial segments
9. **EARLY** adopter in the residential market
10. **FIRST** to introduce a "Glueless" installation – *TacTiles*

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Innovation and Design Leader …and the Market Leader in Product DESIGN and FASHION

SERVICEQUALITYDESIGNPERFORMANCEVALUE1. INTERFACEFLOR1. BPS (Interface)1. ATLAS1. LEES1. SHAW SHAW CONTRACT2. INTERFACEFLOR2. INTERFACEFLOR2. C&A2. INTERFACEFLOR2. BPS (Interface) LEES3. BPS (Interface) SHAW3. PATCRAFT LEES3. KARASTAN SHAW CONTRACT BPS (Interface)4. LEES3. MASLAND ATLAS MONTEREY3. KARASTAN5. BPS (Interface)4. ATLAS SHAW CONTRACT4. CONSTANTINE ATLAS ATLAS MOHAWK4. DURKAN DURKAN MANNINGTON6. MOHAWK5. MANNINGTON5. MANNINGTON MASLAND MASLAND DURKAN DURKAN MILLIKEN5. PATCRAFT4. MOHAWK J&J6. J&J MONTEREY LEES PATCRAFT C&A INVISION C&A C&A MILLIKEN MASLAND MILLIKEN6. PATCRAFT MILLIKEN INTERFACEFLOR7. PATCRAFT MASLAND INVISION MONTEREY MONTEREY6. MANNINGTON BLUE RIDGE KARASTANFAVORITE CARPET MANUFACTURERS…by Establishing Brands That Deliver Our Promise of High End Functionality, Quality and DesignU.S Market -2006 Floor Focus MagazineInnovation and Design LeaderArchitects and Designers rated Interface First or Second ALL categories of the 2006 Floor Focus magazine surveyRated the “Best Overall Experience”for the 3rdYear in a Row

Global Make-to-Order Model Interface Maintains a Strong Competitive Advantage Through its Made-to-Order Philosophy 1.Increases speed to market2.Promotes innovation3.Offers unique custom product capabilities4.Supports a constant flow of new products5.Offers sales force the opportunity to visit the customer with new products6.Decreases lead time to customers7.Increases inventory turns The Made-to-Order ADVANTAGE Americas Modular Asia-Pacific Modular Europe Modular Interface Modular Businesses Percentage Make-to-Order Actual vs. TARGE Interface is the ONLY company with a “make-to-order” approach to the market75% TARGET Level

…and Global Manufacturing Capabilities Global Make-to-Order Model LaGrange, GA(Modular) Picton, Australia(Modular)Belleville, Canada(Modular)Chonburi, Thailand(Modular)City of Industry, CA(Broadloom)Holland(Modular)China(Future Modular)N. Ireland(Modular)63%8%29%AmericasEuropeAsia-PacificInterface Sales ContributionEmerging markets represent 5% of Sales(China, India, South America and Eastern Europe)

First Mover in Sustainability

Interface Continues to be Recognized as the Leader in Sustainability

GREEN LEADERS

Every year, Interface's green efforts seem to impress the designers more and more. This year, 27% of the designers named them number one, nearly double last year's total.

	2006
1. INTERFACEFLOR	27%
2. SHAW	21%
3. FORBO	12%
4. ECOSURFACES	6%
MILLIKEN	6%
5. BENTLEY PRINCE STREET	4%
6. C&A	3%
LEES	3%

IMPACT to Interface

- *Random Carpet Tile Patent*
- *Terratex Products*
- *Cool Blue*
- *ReEntry Process*
- *Landfill Gas Project*
- *Recycled Backing Technology (GlasBacRE)*
- *Cool Carpet*

Mission Zero: our promise to eliminate any negative impact our companies may have on the environment by the year 2020.

Zero Footprint by the Year 2020 is the Goal …

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We Are Executing on Our GROWTH Strategy Maintain Competitive Position in Core Markets•Invest in capacity additions to keep up with growth in core markets•Over $30 million spent over last eighteen months to increase capacity Expand Production into Market Segments•Segmentation strategy in Americas is well underway•Europe and Asia segmentation is progressing nicely Grow Emerging Markets•Interface “first mover”status in the emerging markets•Significant growth potential in China, India, Eastern Europe and South America regions•Global manufacturing platform creates a competitive advantage After several years of focus on portfolio and plant rationalization,Interface is poised for accelerated growth by leading the modular acceptance on a global platform

Interface, Inc. Financials

Interface Financial Results



Interface Net Sales Revenue
2002 – LTM 2007 1Q (1)
(mm)
10% CAGR
$745
$767
$881
$986
$1,076
$1,104
$1,200
$1,000
$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
LTM '07 1Q



Interface Gross Profit
and Gross Profit % of Net Sales (1)
(mm)
Gross Profit %
33% TARGET Gross Profit %
$223
$223
$265
$305
$340
$349
29.9%
29.1%
30.1%
30.9%
31.0%
31.0%
$400
$300
$200
$100
$0
40.0%
35.0%
30.0%
25.0%
20.0%
2002
2003
2004
2005
2006
LTM '07 1Q



Interface SG&A Totals
and SG&A % of Net Sales (1)
(mm)
SGA %
21% TARGET SG&A %
$176
$186
$204
$223
$242
$248
23.6%
24.3%
23.2%
22.6%
22.5%
22.4%
$300
$200
$100
$0
35.0%
30.0%
25.0%
20.0%
15.0%
2002
2003
2004
2005
2006
LTM '07 1Q



Interface Operating Income
2002-LTM '07 1Q
(mm)
Operating Income %
$47.3
$37.6
$60.7
$82.0
$98.1
$101.5
6.3%
4.9%
6.9%
8.3%
9.6%
9.2%
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2002
2003
2004
2005
2006
LTM '07 1Q
Reported Operating Income
Restructuring Charges ($3.3m in 2006)
Impairment of Intangibles
Loss on Disposal ($1.7m '06, $3.6m '07)

(1) 2006 figures include ONLY one quarter of input from European Fabrics division (Cambourne LTD), which was divested on April 21, 2006.

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Segment Financial Performance


InterfaceFLOR®
COMMERCIAL
Sales $mm
% Operating Profit Margin
TARGET Operating Income Percentage at 15%
16% CAGR
900
750
600
450
300
18%
16%
14%
12%
10%
8%
$442
$473
$563
$646
$764
$803
2002
2003
2004
2005
2006
LTM '07 1Q

Worldwide Modular


BENTLEY PRINCE STREET
Sales $mm
% Operating Profit Margin
TARGET Operating Income Percentage at 8%
160
140
120
100
80
60
40
20
0
10%
5%
0%
-5%
-10%
$115
$110
$119
$125
$138
$145
2002
2003
2004
2005
2006
LTM '07 1Q

Bentley Prince Street

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The Interface OpportunitySecular shift to carpet tile Early stages of cyclical upturn in office market in United States and EuropePositioned to take advantage of emerging markets: China, India, Eastern Europe, Middle East and South AmericaStrong operating leverageUnique global make-to-order manufacturing capabilityInterface is the largest modular carpet manufacturer on a globalbasis by more than a factor of two123456
Appendix A The Company believes that the above non-GAAP performance measures, which management uses in managing and evaluating the Company’s business, may provide users of the Company’s financial information with additional meaningful bases for comparing the Company’s current results and results in a prior period, as these measures reflect factors that are unique to the current period relative to the comparable prior period. However, these non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Reconciliation of Non-GAAP measures(in millions)Net Sales Revenue SG&A Year GAAP Figure As ReportedInterfaceFABRIC Results Results Exclusive of FABRIC Year GAAP Figure As Reported Interfac FABRIC Results Results Exclusive of FABRIC2002745$ 173 $ 572$ 2002176$ 39$ 137$ 2003767 173 594 2003186 38 148 2004881 186 695 2004204 39 166 2005986 198 788 2005223 41 182 20061,076 161 915 2006242 30 212 LTM '07 1Q1,104 145 960 LTM '07 1Q248 27 221 Gross ProfitOperating IncomeYearGAAP Figure As ReportedInterfaceFABRIC ResultsResults Exclusive of FABRICYearGAAP Figure As ReportedInterfaceFABRIC ResultsResults Exclusive of FABRIC2002223$ 33$ 190$ 200224.9$ (8.6)$ 33.5$ 2003223 33 191 200331.4 (9.2) 40.6 2004265 39 226 200460.7 0.8 59.9 2005305 45 260 200582.0 4.3 77.7 2006340 29 312 200672.4 (27.3) 99.7 LTM '07 1Q349 22 327 LTM '07 1Q49.6 (54.2) 103.8